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[LOGO OF METLIFE]                             INDIVIDUAL VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class VA                                                FOR ASSISTANCE CALL: THE SALES DESK
First MetLife Investors Variable Annuity Class VA - 4

PRODUCT SELECTION (PLEASE SELECT ONE)
[_] CLASS VA     [_] CLASS VA - 4

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security/Tax ID Number ________ -- _______ -- ________

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER


__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                               -    -
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Primary Name                    (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
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Primary Name                    (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
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Contingent Name                 (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
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Contingent Name                 (Street - No P.O. Box)                             Relationship         Social Security Number   %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire
                                                                                          Initial Purchase
.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Payment $________________________________
                                                                                                         Make Check Payable to
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______                First MetLife Investors
                                                                                                           Insurance Company
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______
                                                                                          (Estimate dollar amount for 1035
.. QUALIFIED 401 ...............[_]                                                        exchanges, transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        Minimum Initial Purchase Payment:
                                                                                             $5,000 Non-Qualified $2,000
                                                                                             Qualified-Class VA
                                                                                             $10,000 Non-Qualified/Qualified -
                                                                                             Class VA - 4


6280 (1/11)                                                  [BAR CODE]                                                     APPVA4NY
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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS (Optional. Only ONE of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFITS (GMIB)/1/
     [_] GMIB Max
     [_] GMIB Plus III

     GUARANTEED WITHDRAWAL BENEFIT (GWB)/2/
     [_] Guaranteed Withdrawal Benefit (GWB)

     /1/ IF EITHER GMIB RIDER IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS
         APPLICATION.
     /2/ GWB IS THE ONLY LIVING BENEFIT RIDER AVAILABLE TO DECEDENT IRAS. NO LIVING BENEFIT RIDERS ARE AVAILABLE WITH NON-QUALIFIED
         DECEDENT.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     [_] Principal Protection (no additional charge)
     [_] Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?                     [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?         [_] Yes   [_] No
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.
If "Yes" to either, applicable disclosure and replacement forms must be attached.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



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(Owner Signature & Title, Annuitant unless otherwise noted)



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(Joint Owner Signature & Title)



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(Signature of Annuitant if other than Owner)

Signed at __________________________________________________________________________  Date _________________________________________
                                   (City)                        (State)


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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.



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Agent's Signature                                                                             Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number


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Client Account Number

Home Office Program Information:
-------------------------------

Select one. Not all options may currently be offered; please check for availability. Once selected, the option cannot be changed.

Option A __________   Option B __________   Option C __________   Option D __________


6280 (1/11)                                                    Page 3                                                       APPVA4NY
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